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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event report DECEMBER 17, 2001)
                                                       -----------------

                                Mid-State Trust X
           (Issuer in respect of Mid-State Trust X Asset-Backed Bonds
             (Exact name of registrant as specified in its charter)


        Delaware                     333-64896                      59-0945134
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(State or other jurisdiction        (Commission                   (IRS Employer
     of incorporation)              File Number)                    ID Number)


c/o First Union National Bank, 401 South Tryon Street-NC1179 Charlotte, NC 28288
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                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (704) 383-9568
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          (Former name or former address, if changed since last report)




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Item 5   See the monthly statement to Bondholders attached as Exhibit 20.1 hereto reflecting the required information for the DECEMBER 17, 2001 payment to the Mid-State Trust X Asset-Backed Bonds.

Item 7   Financial Statements and Exhibits



Item 601 (a) of Regulation
S-K Exhibit Number

20.1 Monthly statement to holders of the Mid-State Trust X Asset-Backed Bonds reflecting the DECEMBER 17, 2001 Payment Date.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the Mid-State Trust X Asset-Backed Bonds by the undersigned thereunto duly authorized.


FIRST UNION NATIONAL BANK,
As Indenture Trustee and on behalf of
Mid-State Trust X Asset-Backed Bonds



By: \s\ Robert Ashbaugh
Name: Robert Ashbaugh
Title: Vice President                         Dated: DECEMBER 31, 2001


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                                  Exhibit Index


20.1 Monthly statement to holders of Mid-State Trust X Asset-Backed Bonds relating to the DECEMBER 17, 2001 Payment Date.